Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

(11) Income Taxes

Book income before taxes was negative for the six months ended June 30, 2021. Tax expense for the six months ended June 30, 2021 and 2020 was $0.

The Company reviews its filing positions for all open tax years in all U.S. federal and state jurisdictions where the Company is required to file. The tax years subject to examination include the years 2019 and forward.

There are no uncertain tax positions that would require recognition in the consolidated financial statements. If the Company incurs an income tax liability in the future, interest on any income tax liability would be reported as interest expense and penalties on any income tax liability would be reported as income taxes. The Company’s conclusions regarding uncertain tax positions may be subject to review and adjustment at a later date based upon ongoing analyses of tax laws, regulations and interpretations thereof as well as other factors.

(14) Income Taxes

The components of the deferred tax assets at December 31, 2020 and 2019 were as follows:

	2020	2019
Deferred tax assets:
Stock-based compensation	478,922	-
Amortization of debt discount	19,125	-
Loss on settlement and change in fair value	76,500	-
Change in fair value	12,750	-
Intangibles	79,029	19,794
Net operating loss	1,364,501	160,627
Total gross deferred tax asset	2,030,828	180,421
Deferred tax liabilities:
Depreciation	(3,622)	(1,811)
Less: Valuation allowances	(2,027,206)	(178,610)
Net deferred tax asset	$-	$-

The Company has recorded various deferred tax assets and liabilities as reflected above. In assessing the ability to realize the deferred tax assets, management considers, whether it is more likely than not, that some portion, or all of the deferred tax assets and liabilities will be realized. The ultimate realization is dependent on generating sufficient taxable income in future years. The valuation allowance is equal to 100% of the net deferred tax asset. Given recurring losses, the Company cannot conclude that it is more likely than not that such assets will be realized, therefore a full valuation allowance has been recorded.

The components of the income tax benefit and related valuation allowance for the years ended December 31, 2020 and 2019 are as follows:

	2020	2019

Current	$-	$-
Deferred	(1,848,596)	(178,610)
Valuation allowance	1,848,596	178,610
Total Tax Provision	$-	$-

A reconciliation of the provision for income taxes for the years ended December 31, 2020 and 2019 as compared to statutory rates is as follows:

	2020	2019

Provision at federal statutory rate of 21%	(1,523,341)	(147,419)
Permanent differences, net	1,176	399
State income tax benefit	(326,430)	(31,590)
Change in valuation allowance	1,848,596	178,610
Total income tax provision	-	-

Net operating loss carryforwards at December 31, 2020 totaled approximately $5.4 million for tax purposes, which will be available to offset future taxable income.